General Information	6 Months Ended
Jun. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General Information	General Information
Borr Drilling Limited was incorporated in Bermuda on August 8, 2016. We are listed on the Oslo Stock Exchange and on the New York Stock Exchange under the ticker BORR. Borr Drilling Limited is an international offshore drilling contractor providing services to the oil and gas industry. Our primary business is the ownership, contracting and operation of modern jack-up drilling rigs for operations in shallow-water areas (i.e., in water depths up to approximately 400 feet), including the provision of related equipment and work crews to conduct drilling of oil and gas wells and workover operations for exploration and production customers. As of June 30, 2022, we had a total of 23 jack-up rigs, including five rigs which were "warm stacked", and had agreed to purchase five additional premium jack-up rigs under construction. Of our total fleet of 28 jack-up drilling rigs (including newbuilds under construction), five jack-up drilling rigs are scheduled for delivery in 2023.
On June 26, 2022, we entered into a letter of intent for the sale of three premium jack-up rigs under construction. Upon conclusion of the sale of these rigs, our fleet will be composed of 23 jack-up rigs and two premium jack-up rigs under construction scheduled for delivery in 2023 (which we have agreed in principle with the yard to extend to 2025, as discussed below), for a total of 25 jack-up drilling rigs.
As used herein, and unless otherwise required by the context, the terms “Company,” “Borr”, “we,” “Group,” “our” and words of similar nature refer to Borr Drilling Limited and its consolidated companies. The use herein of such terms as “group”, “organization”, “we”, “us”, “our” and “its”, or references to specific entities, is not intended to be a precise description of corporate relationships.
Going concern
The unaudited consolidated financial statements have been prepared on a going concern basis.
We have incurred significant losses since inception and will be dependent on additional financing in order to fund our losses expected in the next 12 months, meet our existing capital expenditure commitments and our substantial debt maturities in 2023.
We have principal debt of $1,862.5 million of which $1,603.3 million matures in 2023. In July 2022, we announced that we had reached agreements in principle with our secured creditors to extend the debt maturing in 2023 to 2025, subject to the respective boards' and credit committees' approvals and binding documentation. As part of these agreements, we contemplate to repay the $310.5 million outstanding on our $450 million Syndicated Facility and $100 million New Bridge Facility collateralized by eight rigs and replace it with a (i) $150 million bilateral facility provided by the existing lender in the facilities DNB Bank ASA, secured by five rigs and (ii) a repayment of the remaining balance with the proceeds of the August Equity Offering. We have also received a commitment from a syndicate of existing lender which would make available a $107.5 million facility secured by three rigs, if required, pursuant to a conditional backstop agreement, however the Company does not expect to utilize this facility, given the size of the offering we have priced.
In addition, the agreements in principle contemplate a $45.0 million pay down of the Hayfin Facility ($30 million upon completion of an equity financing and the remaining $15 million by the end of 2022). The agreements in principle with our secured creditors provide for amending the maturity date of all secured debt to 2025 and also provide for certain payments to PPL and Keppel upon completion of the contemplated August Equity Raise. The agreement with Keppel also contemplates a deferral of the delivery dates for two newbuild rigs and an agreement by Keppel to the sale of the other three newbuild rigs we have agreed to purchase. These agreements are still subject to the creditors board’s approvals and binding documentation and the final terms may be different.

On August 10, 2022 the Company announced that it had priced a public equity offering of $250 million of its common shares with proceeds being used to consummate the refinancing described above, with its lenders under its Syndicated Facility, New Bridge Facility, Hayfin Facility and shipyard delivery financing arrangements with Keppel and PPL and for general corporate purposes. Closing of the offering is subject to increasing the Company's authorized share capital and the Company entering into binding term sheets or other binding agreements with (or obtaining commitments from) all applicable secured lenders, no later than August 16, 2022.
Furthermore, on June 27, 2022, we announced we have entered into a letter of intent for the sale of three newbuilding jack-ups for $320.0 million, subject to various conditions, including entering into an agreement to give effect to the LOI. Negotiations continue under the LOI with the intention that the final proceeds from the sale would be used to pay the delivery installments of the three newbuilding jack-up rigs and further eliminate the associated activation costs that would have applied in the future.
We have received extensions of covenant waivers to implement the Refinancing, which waivers extend to August 10, 2022 and are then automatically extended to (i) August 18, 2022 if we enter into binding term sheets or other binding agreements in respect of the Refinancing by August 10, 2022 and (ii) to September 15, 2022 if we receive on or prior to August 18, 2022 commitments (subject only to completion of the transaction contemplated by the Refinancing term sheets) for the issuance of additional ordinary shares with gross proceeds of at least $150 million. We believe that this waiver has been automatically extended as a consequence of the execution of the underwriting agreement for the August Equity Offering.
In July 2021, we established an ATM program under which we may offer and sell from time to time up to $40.0 million of our common shares to be listed on the New York Stock Exchange. As at July 31, 2022, we have sold 2,350,000 shares, raising $8.8 million in net proceeds under the ATM program. On December 28, 2021, as contemplated by the December 2021 agreements in principle with the shipyard creditors, outlined above, the Company launched a private placement which closed in January 2022, raising net proceeds of $28.9 million.
The sale of shares under our ATM program and equity raise have improved our liquidity situation, however, our ability to continue as a going concern is dependent on a continuing improvement in the jack-up drilling market and securing our rigs on accretive contracts, in addition to being able to defer or refinance our debt maturities to at least 2025, complete the August Equity Raise and enter into a definitive sales agreement for the sale of the three newbuilding rigs noted above. While we have agreements in principle in place with all the secured creditors to extend the majority of secured debt to 2025, these agreements remain subject to approvals and binding documentation to extend all maturities to at least 2025. In addition, while we have priced our August Equity Raise in the amount of $250.0 million, the closing of the offering is subject to various closing conditions. As such, we have concluded that a substantial doubt exists over our ability to continue as a going concern. The financial statements included in this report do not include any adjustments that might result from the outcome of this uncertainty.
We will continue to explore additional financing opportunities and strategic sale of a limited number of modern jack-ups or joint ventures in order to further strengthen the liquidity of the Company. While we have confidence that these actions will enable us to better manage our liquidity position, and we have a track record of delivering additional financing and selling rigs and joint ventures, there is no guarantee that any additional financing or sale measures will be concluded successfully.